Supplement dated January 3, 2006
                     to Prospectus for John Hancock Funds II
                                  (the "Trust")
                             Dated October 17, 2005

Emerging Small Company Fund
Emerging Growth Fund

Management of the Trust has recommended to the Board of Trustees of the Trust the following subadviser changes:

---------------------------- --------------------------------- -------------------------------
Portfolio                    Current Subadviser                Proposed Subadviser
---------------------------- --------------------------------- -------------------------------

Emerging Small Company Fund  Franklin Advisers, Inc.           RCM Capital Management LLC
---------------------------- --------------------------------- -------------------------------

Emerging Growth Fund         MFC Global Investment Management  Sovereign Asset Management LLC
                             (U.S.A.) Limited
---------------------------- --------------------------------- -------------------------------

The proposed subadviser changes require the approval of the Board of Trustees of the Trust and, in the case of the Emerging Growth Fund, the approval of the shareholders of the Emerging Growth Fund. If the subadviser changes are approved by the Board and, in the case of the Emerging Growth Fund, by the shareholders of this portfolio, it is expected that the changes will take place effective on or about April 28, 2006.


Active Bond Fund
Strategic Income Fund

Effective December 31, 2005, the portfolio management teams that manage the Strategic Income Fund and a portion of the Active Bond Fund (the "Portfolios") were reassigned from John Hancock Advisers LLC ("JHA") to Sovereign Asset Management LLC ("Sovereign"). Both JHA and Sovereign are affiliates of John Hancock Investment Management Services, LLC, the adviser to the Portfolios (the "Adviser"), and JHA, Sovereign and the Adviser are each controlled by Manulife Financial Corporation. As a result of this reassignment, effective December 31, 2005, the subadvisory agreement relating to the Portfolios was transferred by JHA to Sovereign (the "Transfer"). JHA and Sovereign have advised that the Transfer will not affect the subadvisory services provided to the Portfolios, the same personnel who managed the Portfolios before the Transfer will continue to manage the Portfolios after the Transfer and JHA will remain liable in the event that Sovereign fails to comply with the terms of the subadvisory agreement. The Transfer will not result in any change in the advisory or subadvisory fee rate for either Portfolio.


Classic Value Fund

The current portfolio managers for the Classic Value Fund are: Richard S. Pzena, John P. Goetz and A. Rama Krishna. Effective January 3, 2006, Antonio DeSpirito will replace A. Rama Krishna as a portfolio manager of the Fund. Messrs. Pzena and Goetz will continue to manage the portfolio together with Mr. DeSpirito. Mr. DeSpirito joined Pzena Investment Management, LLC as a Senior Research Analyst in 1998 and is currently Principal, Director of Research, Portfolio Manager.